UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 9, 2010

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, Texas 75204

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(214) 303-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition	2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	2

Item 9.01 Financial Statements and Exhibits	2

SIGNATURES	3

EXHIBIT INDEX	4

Earnings Release

Item 2.02	Results of Operations and Financial Condition

Attached as Exhibit 99.1 is the registrant’s earnings release for the third quarter of 2010, issued November 9, 2010. This release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, or the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2010, Dean Foods Company (the “Company”) announced that Jack Callahan will be resigning his role as Executive Vice President and Chief Financial Officer to accept a similar position as Chief Financial Officer of another publicly traded company. Mr. Callahan will remain with the Company through November 30, 2010 to ensure a seamless transition. The Company also announced that Shaun Mara will succeed Mr. Callahan as the Company’s Chief Financial Officer effective December 1, 2010.

Mr. Mara, 45, currently serves as the Company’s Senior Vice President and Chief Accounting Officer and has held this role with the Company since June of 2010. Prior to joining the Company, Mr. Mara served from 2008-2009 as Senior Vice President of Finance for the Wm. Wrigley Jr. Company (“Wrigley”), a subsidiary of Mars, Incorporated (“Mars”), where he maintained responsibility for corporate reporting, global finance, and post-merger integration functions for a division with approximately $6 billion in revenue. Prior to the acquisition of Wrigley by Mars, from 2006-2008 Mr. Mara also served as Vice President, Corporate Controller and Chief Accounting Officer for Wrigley and oversaw all accounting, SEC financial filings, and Sarbanes-Oxley compliance matters. From 2004-2006, Mr. Mara served as Vice President of Finance, Commercial Operations for Wrigley, where he led a global sales and marketing group with approximately $4 billion in revenue. Additional compensatory arrangements for Mr. Mara are subject to approval by the Compensation Committee of the Company’s Board of Directors at its scheduled meeting to be held on November 16, 2010, and are not determined at this time. The Company will file an amendment to this Current Report on Form 8-K when such arrangements have been determined. Mr. Mara’s previous compensatory arrangements were filed with the Securities and Exchange Commission on June 11, 2010 in a Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Earnings Release issued November 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2010	DEAN FOODS COMPANY

	By:	/S/ SHAUN P. MARA
Shaun P. Mara Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Earnings Release issued November 9, 2010

4